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[PEROTSYSTEMS LOGO]


                                                                 Exhibit 99.301



               PEROT SYSTEMS CORPORATION SERVICE OFFERINGS TO THE
                           CALIFORNIA POWER EXCHANGE




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                              DARIUSH SHIRMOHAMMADI



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                                FEBRUARY 24, 1999



                                  CONFIDENTIAL






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SERVICE OFFERINGS


Services to be provided to all CalPX business functions:

     o    Trading and Scheduling

     o    Settlements & Clearing

     o    Market Compliance

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     o    Regulatory and Legal

     o    Product Development & Client Services

These services can be provided in the following areas:

     o    Core Business

     o    Business and Technical Consulting

     o    Applications Development

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     o    Applications Support

     o    IT Infrastructure Support

The services can be provided at these three levels:

     o    Today's engagement

     o    Potential by mid-1999

     o    Long-term relationship - year 2000+





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SERVICE OFFERINGS IN TRADING AND SCHEDULING


                                   [GRAPHIC]


Potential Services Offerings by mid-1999

*    Sole sourcing of business consulting.

*    Support all applications except OMT's CORE applications.

*    Consolidate all independent contractors.

* Expand based on existing provisions in the contract - willing to negotiate rates based on level of contract.


Longer-Term Relationship - Year 2000 and Beyond

*    Sole sourcing of all functions except Core.

*    Support all applications INCLUDING OMT's CORE applications.

*    Provide infrastructure support in concert with PX/IT and MCI.

*    Provide services based on "actual savings (existing budgets)".




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SERVICE OFFERING IN SETTLEMENTS AND CLEARING


Potential Services Offerings by mid-1999

*    Drastically expand in all areas.

*    Support all applications except OMT's CORE applications.

*    Consolidate all independent contractors.

* Expand based on existing provisions in the contract - willing to negotiate rates based on level of contract.


                                   [GRAPHIC]


Long-Term Relationship - Year 2000 and beyond

*    Completely outsource all of the settlements calculation functions.

* Clearing service provided later and based on guaranteed volumes and payment level.

*    Provide services based on "actual savings (existing budgets)".




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SERVICE OFFERINGS IN MARKET COMPLIANCE


                                   [GRAPHIC]


Potential Services Offerings by mid-1999

* Expand business consulting particularly identifying tools and methodologies to identify gaming.

*    Support all applications except Data Warehouse.

*    Consolidate all independent contractors.

* Expand based on existing provisions in the contract - willing to negotiate rates based on level of contract.


Long-Term Relationship - Year 2000 and beyond

*    Expand business consulting.

*    Support all applications INCLUDING Data Warehouse.

*    Provide infrastructure support in concert with PX/IT and MCI.

*    Provide services based on "actual savings (existing budgets)".





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SERVICE OFFERINGS IN REGULATORY AND LEGAL


                                   [GRAPHIC]


Potential Services Offerings by mid-1999

* Expand business consulting mainly in technical areas as well as technical regulatory witness.

*    Develop all applications and support some - expected to be few.

*    Consolidate all independent contractors.

* Expand based on existing provisions in the contract - willing to negotiate rates based on level of contract.


Long-Term Relationship - Year 2000 and beyond

*    Expand business consulting and be sole technical consultant.

*    Develop and support all applications - expected to be few.

*    Provide infrastructure support in concert with PX/IT and MCI.

*    Provide services based on "actual savings (existing budgets)".


                               CONFIDENTIAL DRAFT                              6


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SERVICES OFFERING IN PRODUCT DEVELOPMENT AND CLIENT SERVICES


                                   [GRAPHIC]


Potential Services Offerings by mid-1999

*    Expand business consulting mainly in technical areas.

*    Develop and support some applications - expected to be few.

*    Consolidate all independent contractors.

* Expand based on existing provisions in the contract - willing to negotiate rates based on level of contract.


Long-term Relationship - Year 2000 and beyond

*    Expand business consulting and be sole technical consultant.

*    Develop and support all applications - expected to be few.

*    Provide IT infrastructure support in concert with PX/IT and MCI.

*    Provide services based on "actual savings (existing budgets)".



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SERVICE OFFERINGS TO THE CALIFORNIA POWER EXCHANGE

                                                                                                        LONG-TERM RELATIONSHIP -
       TRADING AND SCHEDULING                       TODAY'S ENGAGEMENT       POTENTIAL BY MID-1999            YEAR 2000+
       ----------------------                       ------------------       ---------------------      ------------------------
       Core Business                                        0%                          0%                          0%
       Business and Technical Consulting                   25%                        100%                        100%
       Applications Development                            25%                         50%                        100%
       Applications Support                                25%                         50%                        100%
       IT Infrastructure Support                            0%                          0%                        100%
       SETTLEMENTS & CLEARING
       Core Business                                        0%                         10%                        100%
       Business and Technical Consulting                    5%                         50%                        100%
       Applications Development                             5%                         50%                        100%
       Applications Support                                 0%                         50%                        100%
       IT Infrastructure Support                            0%                          0%                        100%
       MARKET COMPLIANCE
       Core Business                                        0%                          0%                          0%
       Business and Technical Consulting                    5%                         25%                         50%
       Applications Development                             5%                         50%                        100%
       Applications Support                                 0%                         25%                        100%
       IT Infrastructure Support                            0%                          0%                        100%



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
       REGULATORY AND LEGAL
       Core Business                                        0%                          0%                          0%
       Business and Technical Consulting                   10%                         25%                         50%
       Applications Development                             0%                        100%                        100%
       Applications Support                                 0%                         50%                        100%
       IT Infrastructure Support                            0%                          0%                        100%
       PRODUCT DEVELOPMENT & CLIENT SERVICES
       Core Business                                        0%                          0%                         50%
       Business and Technical Consulting                   10%                         50%                         75%
       Applications Development                            10%                         50%                        100%
       Applications Support                                 0%                          0%                        100%
       IT Infrastructure Support                            0%                          0%                        100%



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[PEROTSYSTEMS LOGO]


PEROT SYSTEMS CORPORATION SERVICE OFFERINGS TO THE CALIFORNIA POWER EXCHANGE - BY MID-YEAR


Services can be provided in all business areas.
Services to be expanded to cover:

     o Majority of business and technical consulting for all functions except when improper - market compliance

     o All applications development and support - except for OMT'S CORE applications and Compliance's Data Warehouse

     o    IT infrastructure design, implementation and support where appropriate
          - PX Forward Market implementation

     o    All independent and small consulting outfits to be consolidated

     o    Leave core business activities alone

     o Added services can be provided based on existing contract - additional discount may be provided and payments tied to actual savings from current expenses



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PEROT SYSTEMS CORPORATION SERVICE OFFERINGS TO THE CALIFORNIA POWER
EXCHANGE - BY MID-YEAR


Steps to be taken here:

     o Identify all services provided by existing and planned individual contractors and small contracting groups

     o Identify the cost of existing individual consultants and small consulting group

     o Perot Systems to provide an estimate of what it takes to provide the same services ands at what cost

          o Added services can be provided based on existing contract - additional discount may be provided and payments may be tied to actual savings from current expenses

          o    This should be at least a three year contract

          o Perot Systems to develop Settlements system applicable by the CalPX at its own cost

     o    Comparison of the costs, the quality of service to determine the move

     o If decision is made to move forward, Perot Systems to consolidate all services offered by existing and planned individual contractors and small contracting groups under a long-term contract

     o    Perot Systems to retain key contractors as identified by CalPX




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PEROT SYSTEMS CORPORATION SERVICE OFFERINGS TO THE CALIFORNIA POWER
EXCHANGE - YEAR 2000+


In the long-run (year 2000+), continue to be the service provider to the Regulated CalPX (as above) and work with the Unregulated CalPX.

Multiple Options
to provide these services:

     o    Become a service provider to the Unregulated CalPX

          o    All settlements and clearing services

          o    Some unregulated products development services

          o    All business consulting and applications development services

          o    All IT infrastructure services

          o    A minimum three years agreement

     o    Become a partner of the Unregulated CalPX

          o    Cost and profit sharing arrangement

          o Target markets all over the world - potentially include some of the services associated with the existing Perot Systems accounts

          o Perot Systems to provide settlements and clearing, unregulated products development, business consulting, applications development and IT services

          o Multi-year agreement with the Regulated PX for settlements services



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PEROT SYSTEMS CORPORATION SERVICE OFFERINGS TO THE CALIFORNIA POWER
EXCHANGE - BY MID-YEAR


                                   [GRAPHIC]


                                       PX
                                    Regulated


                                       PSC

     o    Majority of business and technical consulting

     o    Majority of applications development and support

     o    Some IT infrastructure design, implementation and support

     o    consolidated all independent and small consulting outfits

     o    No core business activities

     o    PSC to build settlements system at own expense (need to start ASAP)


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[PEROTSYSTEMS LOGO]


PEROT SYSTEMS CORPORATION SERVICE OFFERINGS TO THE CALIFORNIA POWER EXCHANGE - YEAR 2000+



                                      CalPX
                                   Unregulate

                                       PSC

     o Partnership with cost & profit sharing arrangement OR a service provider

     o    At least run settlements and clearing for Regulated CalPX

     o    Provide services to all energy markets

     o    Business consulting for unregulated business

     o    Applications development and support for unregulated business

     o IT infrastructure design, implementation and support for unregulated business



                                      CalPX
                                    Regulated

                                       PSC

     o    All business and technical - some areas excepted

     o    All applications development and support

     o    IT infrastructure design, implementation and support



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